Institutional Holdings Portfolio	Series 00E [ 12/20/2000 - Current Offering ] | cusip: 29471T568
Fund Overview
As of December 29, 2000
Closing NAV: 1.02153	Previous Close: 1.03001	Change: -0.00848	% Change: -0.82329%

The Objective:
The Portfolio seeks capital appreciation by investing for about one year in a selection of common stocks drawn from the Amex Institutional IndexTM, excluding utilities, if any.

The Strategy:
We apply our Multi-Disciplined stock-selection strategy to the Amex Institutional Index, a capitalization-weighted index of the 75 stocks most widely held among professionally managed institutional portfolios with market values in excess of $100 million. While there can be no guarantee of results, the strategy is intended to produce a balanced portfolio of attractive large-cap stocks.

Offered By: This portfolio is offered by Merrill Lynch (IHP00E), Morgan Stanley Dean Witter (IHP00E); Special Dealer - PaineWebber (IHP00E).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Friday, December 29, 2000
Security	Symbol	Price	% of Portfolio
Medtronic, Inc.	MDT	60.38	5.40
Eli Lilly and Company	LLY	93.06	5.20
Freddie Mac	FRE	68.88	5.20
American Home Products Corporation	AHP	63.55	5.15
Wells Fargo Company	WFC	55.69	5.14
Tyco International Limited	TYC	55.50	5.12
Pharmacia Corporation	PHA	61.00	5.12
Enron Corporation	ENE	83.13	5.11
Fannie Mae	FNM	86.75	5.09
Bank of New York Co. Inc.	BK	55.19	5.09
Minnesota Mining & Manufacturing Company	MMM	120.50	5.05
Philip Morris Companies, Inc.	MO	44.00	5.04
Merck & Company, Inc.	MRK	93.63	4.97
Schlumberger Limited	SLB	79.94	4.92
PepsiCo, Inc.	PEP	49.5 6	4.85
The Boeing Company	BA	66.00	4.80
Schering-Plough Corporation	SGP	56.75	4.76
Pfizer, Inc.	PFE	46.00	4.76
Abbott Laboratories	ABT	48.44	4.74
Oracle Corporation	ORCL	29.06	4.47

Selection Methodology:

Using the Amex Institutional Index (excluding utilities) as our universe of stocks, we selected stocks for the Portfolio by applying a combination of fundamental and technical screening methodologies with an emphasis on momentum, based on the following criteria:

  Price Momentum
  Recovery
  Price/Earnings Ratio
  Dividend Yield

  We then chose the top-ranked issues from each category and combined them into a single portfolio. The resulting collection of quality, large-cap stocks may benefit from the balance of fundamental and technical methodologies built into the selection screens.

Past Performance of Prior Series
Performance From Inception Through September 30, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series B1	5/4/99	38.88%	26.21%	5/4/99 - 6/6/00	43.67%
Series D2	9/3/99	14.29%	13.21%	---	---
Series 99C	12/15/99	4.39%	---	---	---
Series A	3/1/00	-2.10%	---	---	---
  1. This Portfolio was originally Series 99A and rolled into 2000 Series B on May 10, 2000.
  2. This Portfolio was originally Series 99B and rolled into 2000 Series D on September 14, 2000.

  Past performance is no guarantee of future results. Unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Returns represent changes in unit price plus reinvestment of any distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

  Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

  Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including creation and development fee)	2.80%

  If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.187% of net assets)	$1.85

Estimated Organization Costs	$1.30

  Volume Purchase Discounts
  For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge (as a % of your investment) Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,000	0.25%
$250,000 to $999,999	0.00%

  If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

  *These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

  Is this Fund appropriate for you?

  Yes, if you seek capital appreciation. You may benefit from a professionally selected and supervised portfolio based on a multi-disciplined strategy applied to the Amex Institutional Index.

  Risk Considerations

  Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  Each screen involves an element of momentum, which may result in underperformance in declining markets.

  This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  There can be no assurance that this Portfolio will meet its objective, or that it will outperform the Index.

  This Portfolio may be considered to be concentrated in healthcare stocks which may involve special risks such as significant research costs and rapid obsolescence.

  The Portfolio does not reflect research opinions or any buy or sell recommendations of any of the Sponsors.

  For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes

Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately. However, distributions are not assured and the value of your investment may increase or decrease.
Tax Reporting

  When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

  Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

  Your taxable income may include some foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. Federal Income Taxes.

  The Bank of New York
  Unit Investment Trust Department
  PO Box 974
  Wall Street Division
  New York, New York 10268-0974
  1-800-221-7771

  Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

  The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

  "Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD, and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index.

  Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

  For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

  Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

  As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

  Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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